EXHIBIT (99)


BUSINESS SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THREE MONTHS ENDED MARCH 31, 1998
                                    ------------------------------------------------------------------------------------------------

                                                                      FIRST                                   RETAIL
                                                                      UNION        HOME             CARD      BRANCH
(In millions)                                                      MORTGAGE      EQUITY         PRODUCTS    PRODUCTS       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                              $     21          31               98       798           948
  Provision for loan losses                                               1           2               53        47           103
  Noninterest income                                                     81           9              113       189           392
  Noninterest expense                                                    90          22               84       587           783
  Income tax expense                                                      4           6               28       135           173
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                       $      7          10               46       218           281
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                          19.47 %     37.00            38.79     34.04         34.22
  Average loans, net                                               $  1,901       4,107            3,884    47,834        57,726
  Average deposits                                                    1,109           -               25    77,774        78,908
  Average attributed stockholders'
    equity                                                         $    136         112              476     2,597         3,321
====================================================================================================================================

                                                                                                  RETAIL
                                                                    PRIVATE                  BROKERAGE &
                                                      MUTUAL         CLIENT         CAP        INSURANCE
(In millions)                          TRUST           FUNDS        BANKING     ACCOUNT         SERVICES     OTHER         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                $    17               1             40          38               14         -           110
  Provision for loan losses                -               -              1           -                -         1
  Noninterest income                     145              96              2          17              185       (21)          424
  Noninterest expense                    110              52             22          26              161         -           371
  Income tax expense                      20              17              7          11               15        (8)           62
------------------------------------------------------------------------------------------------------------------------------------
  Net income                         $    32              28             12          18               23       (13)          100
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)           55.73  %        52.07          20.99       71.98            35.34         -         42.78
  Average loans, net                 $   127               -          3,339           -              739         -         4,205
  Average deposits                     2,356               -          2,508      10,872                -         -        15,736
  Average attributed stockholders'
    equity                           $   234             139            230         103              277       (28)          955
------------------------------------------------------------------------------------------------------------------------------------

                                                                      SMALL                         REAL   CASH MGT.&
                                                                   BUSINESS                       ESTATE      DEPOSIT
(In millions)                                                       BANKING     LENDING          BANKING     SERVICES       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                               $    22         141               60        258           481
  Provision for loan losses                                               1          16                2          -            19
  Noninterest income                                                      -           -                -        130           130
  Noninterest expense                                                     9          84               16        210           319
  Income tax expense                                                      5          16               16         68           105
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                        $     7          25               26        110           168
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                          15.53 %      5.70            14.01      59.91         19.55
  Average loans, net                                                $ 2,526      25,281            9,649          -        37,456
  Average deposits                                                        -           -                -     24,361        24,361
  Average attributed stockholders'
    equity                                                          $   192       1,805              770        744         3,511
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         (CONTINUED)

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


BUSINESS SEGMENTS
--------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED MARCH 31, 1998
                                    --------------------------------------------------------------------------------------------

                                                           REAL                                        COMMERCIAL
                                      INVESTMENT         ESTATE            RISK      TRADITIONAL        LEASING &
(In millions)                            BANKING        FINANCE            MGT.          BANKING             RAIL         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                   $     33             18               1              209               27           288
  Provision for loan losses                    -              1               -                6                1             8
  Trading account profit (loss)               11              2              22                -                -            35
  Noninterest income                         130             15               8               73               47           273
  Noninterest expense                         86             32              18               89               36           261
  Income tax expense                          34              1               5               72               14           126
--------------------------------------------------------------------------------------------------------------------------------
  Net income                            $     54              1               8              115               23           201
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)               32.21 %         2.24           41.32            21.90            57.83         24.64
  Average loans, net                    $  2,524          1,828               -           22,319            3,798        30,469
  Average deposits                         1,469            590             109            6,807               21         8,996
  Average attributed stockholders'
    equity                              $    689            269              83            2,140              159         3,340
================================================================================================================================

                                        CONSUMER        CAPITAL      COMMERCIAL          CAPITAL        TREASURY/
(In millions)                               BANK           MGT.            BANK          MARKETS          NONBANK         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                   $    948            110             481              288                4         1,831
  Provision for loan losses                  103              1              19                8                4           135
  Trading account profits                      -              -               -               35                -            35
  Noninterest income                         392            424             130              273              123         1,342
  Noninterest expense                        783            371             319              261              132         1,866
  Income tax expense                         173             62             105              126              (49)          417
--------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges               $    281            100             168              201               40           790
  After-tax merger-related and
    restructuring charges                      -              -               -                -               19            19
--------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges               $    281            100             168              201               59           809
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)               34.22 %        42.78           19.55            24.64             5.52         21.22
  Average loans, net                    $ 57,726          4,205          37,456           30,469            1,178       131,034
  Average deposits                        78,908         15,736          24,361            8,996            6,515       134,516
  Average attributed stockholders'
    equity                              $  3,321            955           3,511            3,340            4,332        15,459
================================================================================================================================



                                                                                                                     (CONTINUED)

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

BUSINESS SEGMENTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                THREE MONTHS ENDED JUNE 30, 1998
                                  -----------------------------------------------------------------------------------------------

                                                                          HOME
                                                                      EQUITY &
                                                         FIRST             THE                            RETAIL
                                                         UNION           MONEY             CARD           BRANCH
(In millions)                                         MORTGAGE           STORE         PRODUCTS         PRODUCTS         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                  $    27              31               88              787           933
  Provision for loan losses                                  -               2               57               35            94
  Noninterest income                                       121               7               96              247           471
  Noninterest expense                                       97              21               82              596           796
  Income tax expense                                        19               6               17              154           196
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                           $    32               9               28              249           318
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                             69.60 %         32.85            25.17            37.92         37.77
  Average loans, net                                   $ 2,230           4,353            3,676           47,312        57,571
  Average deposits                                       1,429               -               29           78,149        79,607
  Average attributed stockholders'
    equity                                             $   179             114              438            2,633         3,364
-------------------------------------------------------------------------------------------------------------------------------

                                                                                         RETAIL
                                                       PRIVATE                      BROKERAGE &
                                             MUTUAL     CLIENT             CAP        INSURANCE
(In millions)                       TRUST     FUNDS    BANKING         ACCOUNT         SERVICES            OTHER         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income              $   15         -         41              41               16                -           113
  Provision for loan losses             -         -          2               -                -                -             2
  Noninterest income                  154       103          3              18              191              (23)          446
  Noninterest expense                 107        54         21              27              165                -           374
  Income tax expense                   24        18          8              12               16               (9)           69
-------------------------------------------------------------------------------------------------------------------------------
  Net income                       $   38        31         13              20               26              (14)          114
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)        64.98 %   53.61      22.84           72.13            36.14                -         45.84
  Average loans, net               $  100         -      3,482               -            1,126                -         4,708
  Average deposits                  2,167         -      2,609          11,143                -                -        15,919
  Average attributed stockholders'
    equity                         $  237       147        241             109              286              (30)          990
===============================================================================================================================

                                                         SMALL                             REAL      CASH MGT. &
                                                      BUSINESS                           ESTATE          DEPOSIT
(In millions)                                          BANKING         LENDING          BANKING         SERVICES         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                  $    22             142               60              264           488
  Provision for loan losses                                  1              15                5                -            21
  Noninterest income                                         -               -                -              130           130
  Noninterest expense                                       10              77               15              215           317
  Income tax expense                                         4              19               16               68           107
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                           $     7              31               24              111           173
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                             14.99 %          7.02            13.53            60.03         20.24
  Average loans, net                                   $ 2,554          25,625            9,587                -        37,766
  Average deposits                                           -               -                -           24,718        24,718
  Average attributed stockholders'
    equity                                             $   192           1,770              745              739         3,446
================================================================================================================================



                                                                                                                     (CONTINUED)
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

BUSINESS SEGMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED JUNE 30, 1998
                                    -------------------------------------------------------------------------------------------

                                                          REAL                                        COMMERCIAL
                                     INVESTMENT         ESTATE            RISK      TRADITIONAL        LEASING &
(In millions)                           BANKING        FINANCE            MGT.          BANKING             RAIL         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                  $     18             15              (2)             203               38           272
  Provision for loan losses                   5              -               -               20                3            28
  Trading account profits                     -             28              40                -                -            68
  Noninterest income                        208             21               6               62               44           341
  Noninterest expense                       124             33              26              105               24           312
  Income tax expense                         37             12               7               53               21           130
-------------------------------------------------------------------------------------------------------------------------------
  Net income                           $     60             19              11               87               34           211
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)              32.46 %        25.20           48.75            15.65            87.67         24.08
  Average loans, net                   $  2,843          1,757               -           23,720            3,974        32,294
  Average deposits                        1,700            658             178            7,418               21         9,975
  Average attributed stockholders'
    equity                             $    736            306              93            2,208              155         3,498
===============================================================================================================================

                                       CONSUMER        CAPITAL      COMMERCIAL          CAPITAL        TREASURY/
(In millions)                              BANK           MGT.            BANK          MARKETS          NONBANK         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                  $    933            113             488              272               (1)        1,805
  Provision for loan losses                  94              2              21               28                5           150
  Trading account profits                     -              -               -               68               (2)           66
  Noninterest income                        471            446             130              341              103         1,491
  Noninterest expense                       796            374             317              312            1,036         2,835
  Income tax expense                        196             69             107              130             (374)          128
-------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges              $    318            114             173              211             (567)          249
  After-tax merger-related and
    restructuring charges                     -              -               -                -              634           634
-------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges              $    318            114             173              211               67           883
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)              37.77 %        45.84           20.24            24.08             7.66         23.91
  Average loans, net                   $ 57,571          4,708          37,766           32,294             (193)      132,146
  Average deposits                       79,607         15,919          24,718            9,975            6,822       137,041
  Average attributed stockholders'
    equity                             $  3,364            990           3,446            3,498            3,508        14,806
-------------------------------------------------------------------------------------------------------------------------------








                                                                                                                   (CONTINUED)
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



BUSINESS SEGMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          THREE MONTHS ENDED SEPTEMBER 30, 1998
                                  ---------------------------------------------------------------------------------------------

                                                                          HOME
                                                                      EQUITY &
                                                         FIRST             THE                            RETAIL
                                                         UNION           MONEY             CARD           BRANCH
(In millions)                                         MORTGAGE           STORE         PRODUCTS         PRODUCTS         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                $      28              96              103              783         1,010
  Provision for loan losses                                  -               3               42               51            96
  Noninterest income                                       101             158              194              197           650
  Noninterest expense                                      102             175               96              557           930
  Income tax expense                                        10              29               61              142           242
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $      17              47               98              230           392
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                             41.90 %         16.38            81.64            35.49         35.81
  Average loans, net                                 $   2,173           7,164            3,648           46,517        59,502
  Average deposits                                       1,413               2               24           76,031        77,470
  Average attributed stockholders'
    equity                                           $     155           1,135              478            2,565         4,333
===============================================================================================================================

                                                                                         RETAIL
                                                       PRIVATE                      BROKERAGE &
                                         MUTUAL         CLIENT             CAP        INSURANCE
(In millions)                      TRUST  FUNDS        BANKING         ACCOUNT         SERVICES            OTHER         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income           $     15     (1)            43              42               18                -           117
  Provision for loan losses            -      -              1               -                -                -             1
  Noninterest income                 152    105              3              20              190              (20)          450
  Noninterest expense                 95     48             19              28              175                -           365
  Income tax expense                  28     21             10              13               13               (8)           77
-------------------------------------------------------------------------------------------------------------------------------
  Net income                          44     35             16              21               20              (12)          124
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)       75.25 % 72.48         25.51           73.02            27.90                -         48.64
  Average loans, net            $    118       -         3,681               -            1,364                -         5,163
  Average deposits                 2,334       -         2,786          11,526                -                -        16,646
  Average attributed
    stockholders' equity        $    235     146           253             112              288              (27)        1,007
===============================================================================================================================

                                                         SMALL                             REAL      CASH MGT. &
                                                      BUSINESS                           ESTATE          DEPOSIT
(In millions)                                          BANKING         LENDING          BANKING         SERVICES         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                 $     23             137               61              278           499
  Provision for loan losses                                  1              18                6                -            25
  Noninterest income                                         -               -                -              130           130
  Noninterest expense                                        9              71               13              195           288
  Income tax expense                                         5              18               16               82           121
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                          $      8              30               26              131           195
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                             16.25 %          6.98            13.65            67.63         22.71
  Average loans, net                                  $  2,598          24,242            9,454                -        36,294
  Average deposits                                           -               -                -           25,945        25,945
  Average attributed stockholders'
    equity                                            $    201           1,687              760              773         3,421
===============================================================================================================================




                                                                                                                    (CONTINUED)
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


BUSINESS SEGMENTS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             THREE MONTHS ENDED SEPTEMBER 30, 1998
                                        ------------------------------------------------------------------------------------------

                                                             REAL                                        COMMERCIAL
                                           INVESTMENT      ESTATE            RISK      TRADITIONAL        LEASING &
(In millions)                                 BANKING     FINANCE            MGT.          BANKING             RAIL         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                        $     22          15              (2)             219               48           302
  Provision for loan losses                         -           -               -               62                -            62
  Trading account profit (loss)                    28        (160)             57                -                -           (75)
  Noninterest income                               87          21              (1)              99               44           250
  Noninterest expense                              95          27              21               73               23           239
  Income tax expense                               16         (58)             13               70               26            67
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                 $     26         (93)             20              113               43           109
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                    13.91 %   (111.45)          79.12            17.53           109.78         11.09
  Average loans, net                         $  3,415       1,744               -           24,708            3,942        33,809
  Average deposits                              2,647         643             241            8,272               21        11,824
  Average attributed stockholders'
    equity                                   $    744         333             102            2,564              154         3,897
==================================================================================================================================

                                             CONSUMER     CAPITAL      COMMERCIAL          CAPITAL        TREASURY/
(In millions)                                    BANK        MGT.            BANK          MARKETS          NONBANK         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                        $  1,010         117             499              302              (85)        1,843
  Provision for loan losses                        96           1              25               62               55           239
  Trading account profits                           -           -               -              (75)              20           (55)
  Noninterest income                              650         450             130              250              419         1,899
  Noninterest expense                             930         365             288              239              131         1,953
  Income tax expense                              242          77             121               67               (7)          500
----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                    $    392         124             195              109              175           995
  After-tax merger-related and
    restructuring charges                           -           -               -                -               16            16
----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                         392         124             195              109              191         1,011
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                    35.81 %     48.64           22.71            11.09            17.19         23.50
  Average loans, net                         $ 59,502       5,163          36,294           33,809              282       135,050
  Average deposits                             77,470      16,646          25,945           11,824            4,329       136,214
  Average attributed stockholders'
    equity                                   $  4,333       1,007           3,421            3,897            4,409        17,067
----------------------------------------------------------------------------------------------------------------------------------







                                                                                                                       (CONTINUED)


BUSINESS SEGMENTS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             THREE MONTHS ENDED DECEMBER 31, 1998
                                    ----------------------------------------------------------------------------------------------

                                                                             HOME
                                                                         EQUITY &
                                                                 FIRST        THE                            RETAIL
                                                                 UNION      MONEY             CARD           BRANCH
(In millions)                                                 MORTGAGE      STORE         PRODUCTS         PRODUCTS         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                          $    27        115               63              746           951
  Provision for loan losses                                          1          2               59               43           105
  Noninterest income                                               130         25              117              317           589
  Noninterest expense                                              108        174              109              628         1,019
  Income tax expense                                                19        (14)               5              150           160
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                   $    29        (22)               7              242           256
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                     67.77 %    (9.95)            6.58            38.25         25.38
  Average loans, net                                           $ 2,511      7,423            2,636           44,393        56,963
  Average deposits                                               1,407          4                6           73,641        75,058
  Average attributed stockholders'
    equity                                                     $   178        886              456            2,513         4,033
----------------------------------------------------------------------------------------------------------------------------------

                                                                                            RETAIL
                                                               PRIVATE                 BROKERAGE &
                                                 MUTUAL         CLIENT        CAP        INSURANCE
(In millions)                        TRUST        FUNDS        BANKING    ACCOUNT         SERVICES            OTHER         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income             $     13           (1)            42         47               16               (2)          115
  Provision for loan losses              -            -              -          -                -                -             -
  Noninterest income                   161          108              4         22              197              (21)          471
  Noninterest expense                  103           56             24         32              178                -           393
  Income tax expense                    26           21              9         15               13               (8)           76
----------------------------------------------------------------------------------------------------------------------------------
  Net income                      $     45           30             13         22               22              (15)          117
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)         70.86  %     60.49          20.00      71.77            28.71                 -        45.72
  Average loans, net              $    107            -          3,591          -            1,481                 -        5,179
  Average deposits                   2,406            -          2,943     13,113                -                 -       18,462
  Average attributed stockholders'
    equity                        $    245          154            249        129              292              (28)        1,041
----------------------------------------------------------------------------------------------------------------------------------

                                                                 SMALL                        REAL      CASH MGT. &
                                                              BUSINESS                      ESTATE          DEPOSIT
(In millions)                                                  BANKING    LENDING          BANKING         SERVICES         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                          $    24        129               51              293           497
  Provision for loan losses                                          1         19                6                -            26
  Noninterest income                                                 -          -                -              130           130
  Noninterest expense                                               11         79               19              223           332
  Income tax expense                                                 5         12               10               77           104
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                   $     7         19               16              123           165
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                     13.07 %     4.26             8.40            60.04         18.77
  Average loans, net                                           $ 2,733     23,764            9,039                -        35,536
  Average deposits                                                   -          -                -           27,705        27,705
  Average attributed stockholders'
    equity                                                     $   217      1,728              717              818         3,480
==================================================================================================================================





                                                                                                                       (CONTINUED)


BUSINESS SEGMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          THREE MONTHS ENDED DECEMBER 31, 1998
                                    -------------------------------------------------------------------------------------------

                                                          REAL                                        COMMERCIAL
                                     INVESTMENT         ESTATE            RISK      TRADITIONAL        LEASING &
(In millions)                           BANKING        FINANCE            MGT.          BANKING             RAIL         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                  $     50             28               1              236               47           362
  Provision for loan losses                  (5)             -               -               36                2            33
  Trading account profit (loss)              23             26              44                -                -            93
  Noninterest income                        115             38              (4)              73               48           270
  Noninterest expense                       140             49              24              103               34           350
  Income tax expense                         20             17               6               65               23           131
-------------------------------------------------------------------------------------------------------------------------------
  Net income                           $     33             26              11              105               36           211
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)              12.45 %        21.17           37.94            13.51            90.84         17.10
  Average loans, net                   $  3,320          2,155               -           26,298            4,006        35,779
  Average deposits                        2,260            734             457            9,393                3        12,847
  Average attributed stockholders'
    equity                             $  1,044            505             101            3,087              160         4,897
===============================================================================================================================

                                       CONSUMER        CAPITAL      COMMERCIAL          CAPITAL        TREASURY/
(In millions)                              BANK           MGT.            BANK          MARKETS          NONBANK         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                  $    951            115             497              362             (127)        1,798
  Provision for loan losses                 105              -              26               33                3           167
  Trading account profits                     -              -               -               93              (16)           77
  Noninterest income                        589            471             130              270              240         1,700
  Noninterest expense                     1,019            393             332              350              428         2,522
  Income tax expense                        160             76             104              131             (442)           29
-------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges              $    256            117             165              211              108           857
  After-tax merger-related and
    restructuring charges                     -              -               -                -              136           136
-------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges              $    256            117             165              211              244           993
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)              25.38 %        45.72           18.77            17.10            24.21         22.59
  Average loans, net                   $ 56,963          5,179          35,536           35,779            1,017       134,474
  Average deposits                       75,058         18,462          27,705           12,847            3,388       137,460
  Average attributed stockholders'
    equity                             $  4,033          1,041           3,480            4,897            3,999        17,450
===============================================================================================================================











                                                                                                                   (CONTINUED)
BUSINESS SEGMENTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              THREE MONTHS ENDED MARCH 31, 1997
                                    ---------------------------------------------------------------------------------------------

                                                                FIRST                                       RETAIL
                                                                UNION       HOME             CARD           BRANCH
(In millions)                                                MORTGAGE     EQUITY         PRODUCTS         PRODUCTS         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                         $    12         28              156              833         1,029
  Provision for loan losses                                         1          2              124               46           173
  Noninterest income                                               86          4               77              231           398
  Noninterest expense                                              81         17               94              626           818
  Income tax expense                                                6          5                6              150           167
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                                  $    10          8                9              242           269
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                    52.37 %    32.01             5.67            36.98         31.18
  Average loans, net                                          $ 1,244      3,738            6,927           51,476        63,385
  Average deposits                                                687          1               19           81,125        81,832
  Average attributed stockholders'
    equity                                                    $    79         96              671            2,650         3,496
=================================================================================================================================

                                                                                           RETAIL
                                                              PRIVATE                 BROKERAGE &
                                                MUTUAL         CLIENT        CAP        INSURANCE
(In millions)                        TRUST       FUNDS        BANKING    ACCOUNT         SERVICES            OTHER         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income              $    14           1             34         29                3                -            81
  Provision for loan losses              -           -              1          -                -                -             1
  Noninterest income                   132          66              2         13               67              (10)          270
  Noninterest expense                   92          45             19         16               57                -           229
  Income tax expense                    21           8              6         10                5               (4)           46
---------------------------------------------------------------------------------------------------------------------------------
  Net income                       $    33          14             10         16                8               (6)           75
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)         65.53  %    34.87          20.67      74.16            35.34                -         45.69
  Average loans, net               $    74           -          2,758          -              206                -         3,038
  Average deposits                   1,995           -          2,112      9,873                -                -        13,980
  Average attributed stockholders'
    equity                         $   207          99            187         88               97              (13)          665
=================================================================================================================================

                                                                SMALL                        REAL      CASH MGT. &
                                                             BUSINESS                      ESTATE          DEPOSIT
(In millions)                                                 BANKING    LENDING          BANKING         SERVICES         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                         $    19        164               67              259           509
  Provision for loan losses                                         -         12                2                -            14
  Noninterest income                                                -          -                -              118           118
  Noninterest expense                                              10         84               16              213           323
  Income tax expense                                                3         26               19               63           111
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                                  $     6         42               30              101           179
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                    12.90 %     8.54            15.04            56.30         19.57
  Average loans, net                                          $ 2,154     26,700           10,536                -        39,390
  Average deposits                                                  -          -                -           24,708        24,708
  Average attributed stockholders'
    equity                                                    $   164      1,999              814              730         3,707
=================================================================================================================================

                                                                                                                      (CONTINUED)




BUSINESS SEGMENTS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                THREE MONTHS ENDED MARCH 31, 1997
                                     ---------------------------------------------------------------------------------------------

                                                             REAL                                        COMMERCIAL
                                        INVESTMENT         ESTATE            RISK      TRADITIONAL        LEASING &
(In millions)                              BANKING        FINANCE            MGT.          BANKING             RAIL         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                     $     25             13               3              187               11           239
  Provision for loan losses                      -              -               -                4                1             5
  Trading account profit (loss)                 15              1              23                -                -            39
  Noninterest income                            49             12               1               42               57           161
  Noninterest expense                           45             30              15               79               43           212
  Income tax expense                            17             (2)              4               56                9            84
----------------------------------------------------------------------------------------------------------------------------------
  Net income                              $     27             (2)              8               90               15           138
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                 28.73 %        (5.75)          45.06            21.15            43.61         21.98
  Average loans, net                      $  1,918          1,314               -           18,110            3,264        24,606
  Average deposits                             780            127             123            5,641               21         6,692
  Average attributed stockholders'
    equity                                $    390            207              64            1,724              141         2,526
==================================================================================================================================

                                          CONSUMER        CAPITAL      COMMERCIAL          CAPITAL        TREASURY/
(In millions)                                 BANK           MGT.            BANK          MARKETS          NONBANK         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $  1,029             81             509              239               56         1,914
  Provision for loan losses                    173              1              14                5               12           205
  Trading account profits                        -              -               -               39                2            41
  Noninterest income                           398            270             118              161               46           993
  Noninterest expense                          818            229             323              212               78         1,660
  Income tax expense                           167             46             111               84              (28)          380
----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                 $    269             75             179              138               42           703
  After-tax merger-related and
    restructuring charges                        -              -               -                -                -             -
----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $    269             75             179              138               42           703
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                 31.18 %        45.69           19.57            21.98             4.33         19.88
  Average loans, net                      $ 63,385          3,038          39,390           24,606            3,396       133,815
  Average deposits                          81,832         13,980          24,708            6,692            5,573       132,785
  Average attributed stockholders'
    equity                                $  3,496            665           3,707            2,526            3,932        14,326
==================================================================================================================================






                                                                                                                       (CONTINUED)




BUSINESS SEGMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                              THREE MONTHS ENDED JUNE 30, 1997
                                   --------------------------------------------------------------------------------------------

                                                              FIRST                                       RETAIL
                                                              UNION       HOME             CARD           BRANCH
(In millions)                                              MORTGAGE     EQUITY         PRODUCTS         PRODUCTS         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                      $     12         30              165              846         1,053
  Provision for loan losses                                       2          2              137               53           194
  Noninterest income                                             75         10               75              189           349
  Noninterest expense                                            84         16               92              629           821
  Income tax expense                                              1          9                4              135           149
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                               $      -         13                7              218           238
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                   6.19 %    51.62             3.82            32.90         27.34
  Average loans, net                                       $  1,135      3,918            6,872           50,637        62,562
  Average deposits                                              844          1               14           79,684        80,543
  Average attributed stockholders'
    equity                                                 $     75        107              672            2,661         3,515
===============================================================================================================================
                                                                                         RETAIL
                                                            PRIVATE                 BROKERAGE &
                                              MUTUAL         CLIENT        CAP        INSURANCE
(In millions)                        TRUST     FUNDS        BANKING    ACCOUNT         SERVICES            OTHER         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income             $     15         1             36         36                4                -            92
  Provision for loan losses              -         -              -          -                -                -             -
  Noninterest income                   136        63              3         13               71              (10)          276
  Noninterest expense                   94        41             19         19               61                -           234
  Income tax expense                    21         9              7         11                5               (4)           49
-------------------------------------------------------------------------------------------------------------------------------
  Net income                      $     36        14             13         19                9               (6)           85
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)         64.27     41.14          24.19      73.35            33.32                -         47.10
  Average loans, net              $     85         -          2,869          -              234                -         3,188
  Average deposits                   2,300         -          2,183     10,401                -                -        14,884
  Average attributed stockholders'
    equity                        $    216        95            197        102              101              (14)          697
===============================================================================================================================

                                                              SMALL                        REAL      CASH MGT. &
                                                           BUSINESS                      ESTATE          DEPOSIT
(In millions)                                               BANKING    LENDING          BANKING         SERVICES         TOTAL
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                       $    19        168               67              258           512
  Provision for loan losses                                       -         18                2                -            20
  Noninterest income                                              -          -                -              117           117
  Noninterest expense                                            10         85               16              211           322
  Income tax expense                                              3         25               18               63           109
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                                $     6         40               31              101           178
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                  13.07 %     8.54            15.22            57.34         19.90
  Average loans, net                                        $ 2,229     26,385           10,472                -        39,086
  Average deposits                                                -          -                -           24,137        24,137
  Average attributed stockholders'
    equity                                                  $   164      1,910              787              708         3,569
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                                    (CONTINUED)



BUSINESS SEGMENTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED JUNE 30, 1997
                                     --------------------------------------------------------------------------------------------

                                                            REAL                                        COMMERCIAL
                                       INVESTMENT         ESTATE            RISK      TRADITIONAL        LEASING &
(In millions)                             BANKING        FINANCE            MGT.          BANKING             RAIL         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                    $     32             15               2              198               21           268
  Provision for loan losses                     -             (1)              -                7                1             7
  Trading account profits                       6             34              22                -                -            62
  Noninterest income                           56             28               5               58               52           199
  Noninterest expense                          54             24              13               83               41           215
  Income tax expense                           15             21               6               63               12           117
---------------------------------------------------------------------------------------------------------------------------------
  Net income                             $     25             33              10              103               19           190
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                21.39 %        44.21           59.05            22.86            54.72         27.43
  Average loans, net                     $  2,418          1,473               -           19,536            3,755        27,182
  Average deposits                          1,231            235             120            5,495               22         7,103
  Average attributed stockholders'
    equity                               $    458            301              68            1,799              139         2,765
---------------------------------------------------------------------------------------------------------------------------------

                                         CONSUMER        CAPITAL      COMMERCIAL          CAPITAL        TREASURY/
(In millions)                                BANK           MGT.            BANK          MARKETS          NONBANK         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $ 1,053             92             512              268               53         1,978
  Provision for loan losses                   194              -              20                7                7           228
  Trading account profits                       -              -               -               62               13            75
  Noninterest income                          349            276             117              199               25           966
  Noninterest expense                         821            234             322              215              149         1,741
  Income tax expense                          149             49             109              117              (56)          368
---------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                 $   238             85             178              190               (9)          682
  After-tax merger-related and
    restructuring charges                       -              -               -                -               37            37
---------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   238             85             178              190               28           719
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                27.34 %        47.10           19.90            27.43             3.14         20.42
  Average loans, net                      $62,562          3,188          39,086           27,182            3,260       135,278
  Average deposits                         80,543         14,884          24,137            7,103            6,797       133,464
  Average attributed stockholders'
    equity                                $ 3,515            697           3,569            2,765            3,571        14,117
==================================================================================================================================

                                                                                                                         (CONTINUED)



BUSINESS SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1997
                                       ---------------------------------------------------------------------------------------------


                                                                     FIRST                                         RETAIL
                                                                     UNION            HOME            CARD         BRANCH
(In millions)                                                     MORTGAGE          EQUITY        PRODUCTS       PRODUCTS      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                       $         16              33             178            849        1,076
  Provision for loan losses                                            1               3             146             46          196
  Noninterest income                                                  77              10             101            202          390
  Noninterest expense                                                 89              18              90            627          824
  Income tax expense                                                   1               9              16            145          171
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                $          2              13              27            233          275
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                        3.78 %         49.94           15.10          34.41        30.41
  Average loans, net                                        $      1,249           4,013           6,718         50,048       62,028
  Average deposits                                                   974               1              12         79,158       80,145
  Average attributed stockholders'
    equity                                                  $         87             112             695          2,695        3,589
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  RETAIL
                                                                 PRIVATE                     BROKERAGE &
                                                     MUTUAL       CLIENT             CAP       INSURANCE
(In millions)                            TRUST        FUNDS      BANKING         ACCOUNT        SERVICES          OTHER        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                 $     16            1           38              35               4              -           94
  Provision for loan losses                  -            -            -               -               -              -            -
  Noninterest income                       141           66            2              14              68            (12)         279
  Noninterest expense                       95           36           19              19              66              -          235
  Income tax expense                        24           12            8              11               2             (5)          52
------------------------------------------------------------------------------------------------------------------------------------
  Net income                          $     38           19           13              19               4             (7)          86
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)             68.68  %     58.54        24.25           72.33           14.08              -        47.47
  Average loans, net                  $    113            -        3,019               -             271              -        3,403
  Average deposits                       2,340            -        2,219          10,376               -              -       14,935
  Average attributed stockholders'
    equity                            $    224           97          205              99             101            (16)         710
------------------------------------------------------------------------------------------------------------------------------------

                                                                   SMALL                            REAL    CASH MGT. &
                                                                BUSINESS                          ESTATE        DEPOSIT
(In millions)                                                    BANKING         LENDING         BANKING       SERVICES        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                       $         21             163              66            254          504
  Provision for loan losses                                            1              17               2              -           20
  Noninterest income                                                   -               -               -            119          119
  Noninterest expense                                                 10              84              16            212          322
  Income tax expense                                                   4              24              18             62          108
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                $          6              38              30             99          173
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                       14.35 %          8.24           15.49          56.40        19.87
  Average loans, net                                        $      2,291          25,847          10,186              -       38,324
  Average deposits                                                     -               -               -         23,742       23,742
  Average attributed stockholders'
    equity                                                  $        161           1,840             758            701        3,460
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         (CONTINUED)



BUSINESS SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1997
                                          ------------------------------------------------------------------------------------------

                                                                       REAL                                   COMMERCIAL
                                                  INVESTMENT         ESTATE           RISK    TRADITIONAL      LEASING &
(In millions)                                        BANKING        FINANCE           MGT.        BANKING           RAIL       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                           $        26             16               2            199             27         270
  Provision for loan losses                               2              1               -              7              1          11
  Trading account profit (loss)                          11             (6)             28              -              -          33
  Noninterest income                                     49             43               -             48             48         188
  Noninterest expense                                    56             19              15             89             41         220
  Income tax expense                                     11             13               6             58             13         101
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                    $        17             20               9             93             20         159
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                          14.06 %        36.43           44.68          19.90          58.25       22.90
  Average loans, net                            $     2,185          1,617               -         20,186          3,939      27,927
  Average deposits                                      712            267             100          5,959             22       7,060
  Average attributed stockholders'
    equity                                      $       491            229              85          1,863            141       2,809
------------------------------------------------------------------------------------------------------------------------------------

                                                   CONSUMER        CAPITAL      COMMERCIAL        CAPITAL      TREASURY/
(In millions)                                          BANK           MGT.            BANK        MARKETS        NONBANK       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                           $     1,076             94             504            270             33       1,977
  Provision for loan losses                             196              -              20             11             (2)        225
  Trading account profits                                 -              -               -             33              3          36
  Noninterest income                                    390            279             119            188             70       1,046
  Noninterest expense                                   824            235             322            220             81       1,682
  Income tax expense                                    171             52             108            101            (28)        404
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                       $       275             86             173            159             55         748
  After-tax merger-related and
    restructuring charges                                 -              -               -              -              -           -
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                       $       275             86             173            159             55         748
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                          30.41 %        47.47           19.87          22.90           5.40       20.31
  Average loans, net                            $    62,028          3,403          38,324         27,927          3,167     134,849
  Average deposits                                   80,145         14,935          23,742          7,060          6,278     132,160
  Average attributed stockholders'
    equity                                      $     3,589            710           3,460          2,809          4,044      14,612
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       THREE MONTHS ENDED DECEMBER 31, 1997
                                          ------------------------------------------------------------------------------------------

                                                                      FIRST                                        RETAIL
                                                                      UNION         HOME             CARD          BRANCH
(In millions)                                                      MORTGAGE       EQUITY         PRODUCTS        PRODUCTS      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER BANK
Income statement data
  Net interest income                                           $        18           34              127             817        996
  Provision for loan losses                                               2            2               84              68        156
  Noninterest income                                                     86           20               92             200        398
  Noninterest expense                                                   103           24              100             665        892
  Income tax expense                                                     (1)          10               14             108        131
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $         -           18               21             176        215
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                          (1.43)%      56.19            15.73           26.71      25.05
  Average loans, net                                            $     1,497        4,037            5,122          48,464     59,120
  Average deposits                                                    1,015            -               19          78,123     79,157
  Average attributed stockholders'
    equity                                                      $       113          127              563           2,594      3,397
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   RETAIL
                                                                    PRIVATE                   BROKERAGE &
                                                         MUTUAL      CLIENT          CAP        INSURANCE
(In millions)                                TRUST        FUNDS     BANKING      ACCOUNT         SERVICES           OTHER      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                   $       15            1          38           37                4              (1)        94
  Provision for loan losses                      -            -           3            -                -               -          3
  Noninterest income                           147           71           2           16               77             (13)       300
  Noninterest expense                          103           39          22           23               71               -        258
  Income tax expense                            23           13           6           12                4              (5)        53
------------------------------------------------------------------------------------------------------------------------------------
  Net income                            $       36           20           9           18                6              (9)        80
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                 62.41%       50.66       18.48        71.14            21.39               -      43.67
  Average loans, net                    $      105            -       3,086            -              291               -      3,482
  Average deposits                           2,296            -       2,368       10,476                -               -     15,140
  Average attributed stockholders'
    equity                              $      232          102         210          103              111             (17)       741
------------------------------------------------------------------------------------------------------------------------------------

                                                                      SMALL                          REAL     CASH MGT. &
                                                                   BUSINESS                        ESTATE         DEPOSIT
(In millions)                                                       BANKING      LENDING          BANKING        SERVICES      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANK
Income statement data
  Net interest income                                           $        21          154               65             255        495
  Provision for loan losses                                               2           28                8               -         38
  Noninterest income                                                      -            -                -             127        127
  Noninterest expense                                                    12           90               19             226        347
  Income tax expense                                                      3           14               16              59         92
------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $         4           22               22              97        145
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                          12.48 %       5.04            13.30           55.00      17.57
  Average loans, net                                            $     2,375       25,537            9,908               -     37,820
  Average deposits                                                        -            -                -          24,477     24,477
  Average attributed stockholders'
    equity                                                      $       166        1,758              732             695      3,351
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)




BUSINESS SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                THREE MONTHS ENDED DECEMBER 31, 1997
                                          ------------------------------------------------------------------------------------------

                                                                    REAL                                     COMMERCIAL
                                               INVESTMENT         ESTATE            RISK    TRADITIONAL       LEASING &
(In millions)                                     BANKING        FINANCE            MGT.        BANKING            RAIL       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                      $           26             16               3            201              28         274
  Provision for loan losses                             -              1               -              9               -          10
  Trading account profit (loss)                        11             47              45              -               -         103
  Noninterest income                                   65             39              (1)            44              45         192
  Noninterest expense                                  90             51              20             91              32         284
  Income tax expense                                    5             19              11             56              16         107
------------------------------------------------------------------------------------------------------------------------------------
  Net income                               $            7             31              16             89              25         168
------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                         5.06%         37.15           73.52          18.47           72.69       22.05
  Average loans, net                       $        2,289          1,682               -         21,587           3,936      29,494
  Average deposits                                    798            468             101          6,389              22       7,778
  Average attributed stockholders'
    equity                                 $          568            333              89          1,930             138       3,058
------------------------------------------------------------------------------------------------------------------------------------

                                                 CONSUMER        CAPITAL      COMMERCIAL        CAPITAL       TREASURY/
(In millions)                                        BANK           MGT.            BANK        MARKETS         NONBANK       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                      $          996             94             495            274              66       1,925
  Provision for loan losses                           156              3              38             10             238         445
  Trading account profits                               -              -               -            103              (3)        100
  Noninterest income                                  398            300             127            192              48       1,065
  Noninterest expense                                 892            258             347            284             356       2,137
  Income tax expense                                  131             53              92            107            (451)        (68)
------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                  $          215             80             145            168             (32)        576
  After-tax merger-related and
    restructuring charges                               -              -               -              -             167         167
------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                  $          215             80             145            168             135         743
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Performance and other data
  Return on average attributed
    stockholders' equity (a)                        25.05%         43.67           17.57          22.05           12.38       19.82
  Average loans, net                       $       59,120          3,482          37,820         29,494           4,203     134,119
  Average deposits                                 79,157         15,140          24,477          7,778           6,434     132,986
  Average attributed stockholders'
    equity                                 $        3,397            741           3,351          3,058           4,326      14,873
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(a) Average attributed stockholders' equity excludes merger-related and restructuring charges and average net unrealized gains or losses on debt and equity securities. The return on average stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.
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